Exhibit 10.82(a)

          Amendment No. 4 to Loan and Security Agreement with Congress






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                                FOURTH AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT


         THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment"), dated as of July ____, 1997, is entered into by and between CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation ("Lender"), with a place of business at 225 South Lake Avenue, Suite 1000, Pasadena, California 91101, and PLAY CO. TOYS & ENTERTAINMENT CORP., a Delaware corporation (formerly known as "Play Co. Toys") ("Borrower"), with its chief executive office located at 550 Rancheros Drive, San Marcos, California 92069.

                                    RECITALS

         Borrower and Lender have previously entered into that certain Loan and Security Agreement dated as of February 1, 1996, as amended by that certain First Amendment to Loan and Security Agreement dated as of August 16, 1996, that certain Second Amendment to Loan and Security Agreement dated as of January 16, 1997, and that certain Third Amendment to Loan and Security Agreement dated as of March 12, 1997 (collectively, the "Loan Agreement"), pursuant to which Lender has made certain loans and financial accommodations available to Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

         Borrower has requested Lender to amend the Loan Agreement to (i) eliminate the separate advance rates against Eligible Toys International Inventory for Revolving Loans and (ii) confirm that the Loan Agreement shall not be extended past February 2, 1998.

         Lender is willing to further amend the Loan Agreement under the terms and conditions set forth in this Amendment. Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of the Lender's rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         Amendment to Definitions of the Loan Agreement.

            The definition of "Eligible Toys International Inventory" is hereby deleted in its entirety from Section 1 of the Loan Agreement.


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              (b) The following  definition  is hereby  inserted in Section 1 of the Loan Agreement in proper alphabetical order:

     "Termination Date" shall have the meaning set forth in Section 12.1(a) hereof."

     Amendment to Credit facilities Provision of the Loan Agreement. Sub-paragraph (i) of paragraph (a) of Section 2.1 of the Loan Agreement
(entitled "Revolving Loans") is hereby amended in its entirety to read as follows:

     "(i) the lesser of the Maximum Credit (less any amounts advanced under the Special Loan Facility) or (A) for Peak Period, the lowest of (1) sixty percent (60%) of the Cost Value of Eligible Inventory or categories thereof for that portion of the Peak Period from August 1 through December 15, such percentage thereafter to decrease by two (2) percentage points per week commencing December 16, and for each seven (7) day period thereafter, through the end of the Peak
Period: (2) eighty-one (81%) of the Appraised Value of Eligible Inventory or categories thereof; or (3) thirty-eight and one-half percent (38.5%) of the Retail Value of Eligible Inventory or categories thereof for that portion of the Peak Period from August 1 through December 15, such percentage thereafter to decrease by one (1) percentage point per week commencing December 16, and for each seven (7) day period thereafter, through the end of Peak Period; or (B) for non-Peak Period, the lowest of (1) fifty percent (50%) of the Cost Value of Eligible Inventory or categories thereof; (2) eighty-eight percent (88%) of the Appraised Value of Eligible Inventory or categories thereof; or (3) thirty-three percent (33%) of the Retail Value of Eligible Inventory or categories thereof, plus"

     3. Amendment to Collateral Reporting and Covenants Provision of the Loan Agreement. Clause (b) of Section 7.3 of the Loan Agreement (entitled "Inventory Covenants") is hereby amended in its entirety to read as follows:

         "(b) Lender may conduct physical counts of the Inventory, no more than twice in any twelve month period, but at any time as Lender may request on or after an Event of Default, provided, however, notwithstanding the foregoing, Lender may conduct (in addition to the physical counts of inventory described above) a test count of the inventory for the second quarter ended for fiscal year 1998 of Borrower, and Lender may engage Washington Inventory Service or another outside inventory counting service acceptable to Lender to conduct a periodic physical count of the Inventory in such manner as Lender shall reasonably determine, the costs and expenses of such firm engaged to conduct the physical count such firm shall supply Lender with a report in the form and with such specificity as may be reasonably satisfactory to Lender concerning such physical count,"

     4. Amendment to Term of Agreement; Miscellaneous Provision of the Loan Agreement.

         (a) The first sentence of paragraph (a) of Section 12.1 of the Loan Agreement (entitled "Term") is hereby amended in its entirety to read as follows:


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         "This  Agreement  and  the  other  Financing   Agreement  shall  become
effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on February 2, 1998 (the "Termination Date"), unless sooner terminated pursuant to the terms hereof."

     (b) Clause (iii) of paragraph c of Section 12.1 of the Loan Agreement (entitled "Term") is hereby deleted in its entirety.

         5. Effectiveness of this Amendment. Leader must have received the following items, in form and content acceptable to Lender, before this Amendment is effective and before Lender is required to extend any credit to Borrower as provided for by this Amendment. The date on which all of the following conditions have been satisfied is the "Closing Date".

     (a) Amendment. This Amendment fully executed in a sufficient number of counterparts for distribution to Lender and Borrower.

     (b) Authorizations. Evidence that the execution, delivery and performance by Borrower and each guarantor or subordinating creditor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

     (c) Representations and Warranties. The Representations and Warranties set forth in the Loan Agreement must be true and correct.

     (d) Consents. Lender has received counterparts of the Consent appended hereto (the "Consent") executed by United Textiles & Toys Corporation, a Delaware corporation, formerly known as Mister Jay Fashions International, Inc. ("Guarantor") (together with the Borrower, each a "Loan Party" and, collectively, the "Loan Parties").

     (e) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Lender.

     (f) Payment of Modification Fee. Lender shall have charged a Modification Fee of One Thousand Dollars ($1,000) to the loan account(s) of Borrower for the processing and approval of this Amendment.

     6. Representations and Warranties. The Borrower represents and warrants as:

     (a) Authority. The Borrower and each other Loan Party has the requisite corporate power and authority to execute and deliver this Amendment or the Consent, as applicable, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment and by each other Loan Party of the Consent, and the performance by each Loan Party of each Financing Agreement (as amended or modified hereby) to which it is a party have


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been duly approved by all necessary  corporate  action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

     (b) Enforceability. This Amendment has been duly executed and delivered by the Borrower. The Consent has been duly executed and delivered by Guarantor. This Amendment and each Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of each Loan Party hereto or thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

     (c) Representations and Warranties. The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

     (d) No Default. No event has occurred and is continuing that constitutes an Event of Default.

     7. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

     8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment of such Consent.

     9. Due Execution. The execution, delivery and performance of this Amendment are within the power of Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or contractual restrictions binding on Borrower.

     10. Reference to and Effect on the Loan Documents. (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to "the Loan Agreement", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

         (b) Except as specifically amended above, the Loan Agreement and all other Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Lender.


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         (c) The execution,  delivery and  effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Financing Agreements, not constitute a waiver of any provision of any of the Financing Agreements.

         (d) To the extent that any terms and conditions in any of the Financing Agreements shall contradict or by in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

     11. Ratification. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Financing Agreements effective as of the date hereof.

     12. Estoppel. To induce Lender to enter into this Amendment and to continue to make advances to Borrower under the Loan Agreement, Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of Borrower as against Lender with respect to the Obligations.

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first written above.

                                            PLAY CO. TOYS & ENTERTAINMENT CORP.,
                                                          a Delaware corporation



                                            By:_________________________________
                                          Title:________________________________


                                                  CONGRESS FINANCIAL CORPORATION
                                             (WESTERN), a California corporation




                                            By:_________________________________
                                          Title:________________________________


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